SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  November 12,
                              2002

             Atlantic Coast Airlines Holdings, Inc.
       (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification
                 of                          No.)
           Incorporation)


         45200 Business Court, Dulles, VA            20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:(703) 650-6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

Atlantic Coast Airlines Holdings, Inc. (ACA) (NASDAQ/NM: ACAI) Chairman and Chief Executive Officer Kerry Skeen will make a presentation to investors and financial analysts during the Salomon Smith Barney Transportation Conference being held in Key Biscayne, FL. The ACA presentation is scheduled to take place Thursday, November 14, 2002, at approximately 7:00pm.

A live webcast of the conference is being offered by the sponsors. It will be accessible through the following web address:

http://www.veracast.com/ssb/2002/transportation/55211156.cfm

Replays  of  the webcast will also be available for at  least  30 days following the conclusion of the presentation.

In addition, the slides and visuals presented at the conference will be available in the "For Investors" section of the Atlantic
Coast website:

www.atlanticcoast.com

This  slide presentation will also remain available for at  least
30 days following the conference.


      The presentation included on the Company's website as described above contains contains forward-looking statements and information that are based on management's current expectations as of the date of this document. When used herein, the words "anticipate", "believe", "estimate", "expect" and similar expressions, as they relate to the Company's management, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in such forward-looking statements. Such factors include, among others: the costs and other effects of enhanced security measures and other possible government orders; changes in and the cost of satisfying regulatory requirements; changes in levels of service agreed to by the Company with its code share partners due to market conditions; the ability and timing of agreeing upon rates with these partners; the ability of these partners to manage their operations and cash flow, and ability and willingness of these partners to continue to deploy the Company's aircraft and to utilize and pay for scheduled service at agreed rates; the ability of United Airlines to secure and implement its business strategies including negotiating favorable terms with its unions and securing government loan guarantees and to satisfy its obligations when due; unexpected costs or delays in the implementation of new service; satisfactory resolution of union contracts now amendable with the Company's maintenance technicians and ground service equipment mechanics, as well as the Company's flight attendants; availability and cost of funds for financing new aircraft; availability and cost of product support for the Company's 328JET aircraft; whether the Company is able to recover or realize on its claims against Fairchild Dornier in its insolvency proceedings and unexpected costs arising from the insolvency of Fairchild Dornier; possible delays in delivery of CRJ aircraft from Bombardier, Inc.; ability to execute the early retirement schedule for the Company's turboprop aircraft at the cost currently estimated by management; general economic and industry conditions; additional acts of war; and risks and uncertainties arising from the events of September 11 and from the slow economy which may impact the Company, its code share partners, and aircraft manufacturers in ways that the Company is not currently able to predict. These and other factors are more fully disclosed under the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" in ACAI's Annual Report on Form 10-K for the year ended December 31, 2001 and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002.


On November 12, 2002 Atlantic Coast Airlines issued the following press release attached hereto as Exhibit 99.






                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.



Date: November 12, 2002       By: /S/ David Asai
                              Vice President and Chief
                              Accounting Officer